UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 19, 2023

NOVELSTEM INTERNATIONAL CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

florida

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-14332	65-0385686
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

2255 Glades Road, Ste. 221A

Boca Raton, FL 33431

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(410) 598-9024

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 15, 2023, the Board of Directors of Novelstem International Corp. (the “Company”) received formal notice that our independent auditors, Cherry Bekaert LLP (“CB”), had made the decision to resign as our independent accountants effective December 15, 2023.

CB audited the financial statements of the Company for the years ended December 31, 2020, 2021 and 2022. The reports of CB on such financial statements dated August 1, 2022, October 11, 2022 and March 31, 2023 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

For the past three fiscal years and subsequent interim periods through the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreement, if not resolved to the satisfaction o Cherry Bekaert LLP, would have caused them to make reference thereto in their report on the financial statements.

During the Company’s three most recent fiscal years, and since then, CB has not advised the Company that any of the following exist or are applicable:

(1)	That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management’s representations, or that has made them unwilling to be associated with the financial statements prepared by management.
(2)	That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may material impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management’s representations or be associated with the Company’s financial statements for the foregoing reasons or any other reason, or
(3)	That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

We have provided Cherry Bekaert LLP a copy of the disclosure made in response to this Item 4.01 and have requested that Cherry Bekaert LLP provide a letter addressed to the Securities and Exchange Commission (“SEC”) confirming their agreement with the disclosure contained herein. Pursuant to our request, Cherry Bekaert LLP has provide the letter attached hereto as Exhibit 16.1.

Management is actively interviewing audit firms to replace Cherry Bekaert LLP.

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits

Exhibit 16.1	Letter to SEC from Cherry Bekaert LLP dated December 19, 2023.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELSTEM INTERNATIONAL CORP.

Date: December 19, 2023	By:	/s/ Jan Loeb
Jan Loeb
Executive Chairman